riceBran technologies

BMO Farm to Market Conference

May 2021

Nasdaq: RIBT



Disclaimers

Safe Harbor

This slide presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that relate to future plans events or performances are forward-looking statements. Any statements containing words such as "believes," "anticipates," "plans," or "expects," and other statements which are not historical facts contained in this slide presentation are forward-looking, and these statements involve risks and uncertainties and are based on current expectations. Consequently, actual results could differ materially from the expectations expressed in these forward-looking statements. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. Any forward-looking statements included in this slide presentation are made only as of the date they are made, and we undertake no obligation to update such statements to reflect events or circumstances occurring after the date of this slide presentation except as required by law.

Non-GAAP Metrics

We utilize "Adjusted EBITDA" "Net Cash" and "Net Debt" as supplemental measures in our ongoing analysis of short term and long-term cash requirement and liquidity needs. Management uses Adjusted EBITDA as an indicator of our current financial performance. By eliminating the impact of all material non-cash charges as well as items that do not regularly occur, we believe that Adjusted EBITDA provides a more accurate and informative indicator of our cash requirements. Adjusted EBITDA does not represent cash flows from operations as defined by generally accepted accounting principles ("GAAP"), is not a measure derived in accordance with GAAP and should not be considered as an alternative to net income (the most comparable GAAP financial measure to Adjusted EBITDA).

Mission Statement



RiceBran Technologies (NASDAQ: RIBT)

- Global leader in development and production of critical nutritional and functional ingredients derived from rice and other small and ancient grains
- Provide innovative ingredient solutions for range of food and feed applications, using proprietary technologies, state of the art facilities, and expertise
- Mission: profitably unlock the nutritional and economic value of rice bran, an underutilized, renewable and sustainable by-product of the rice milling industry

Unlocking the Nutritional Value Of Rice Bran

Most of the nutritive value of rice is in the bran and germ


awn
lemma
bran
nucellar tissue
testa
pericarp
endosperm
aleurone layer
endosperm cells
with starchy granule
embrio
plumule
scutellum
radicle
~10%
Ash
~20%
Oil
~26%
Fiber
Protein
~18%
Carbohydrate
~26%

Key Attributes

- Nutrient dense source of protein, fiber, fats and carbohydrates
- Rich source of vitamin E and gamma-oryzanol antioxidants
- Non-GMO and allergen free is inline with currently healthy living trends
- Historically used as low-grade animal feed due to limitations in stability, flavor and functionality

We can unlock the value of rice bran and expand its uses

riceBran technologies

Rice By-product Markets are Under-Developed

Rice bran utilization for added value ingredients is very low compared to other feedstocks (e.g. soybean meal - the by-product of soy oil).

With our proprietary technologies and processes we can unlock the nutritive value and increase the flexibility of use of rice bran in a multitude of applications.

Raising the 4% added value utilization of rice bran to the 13% of soybean meal would increase the US market for rice bran to $380M from $180M.

Market for Value-added Products
(As % of By-Product Market)[1]



13%
4%

Soybean Meal Market

Protein Concentrates and Isolates
Textured Vegetable Proteins
Dietary Fibers

Rice Bran Market

Stabilized Bran
Protein Rich Fractions
Dietary Fibers

1. WASDE, Markets and Markets, Company Estimates

riceBran technologies

Large Market Opportunities

Commercial utilization of refined rice bran presents a $2 billion addressable market

Unlocking the value of rice bran at every step

Commodity › **Value Added** › **Higher Quality** › **Specialty Ingredients**

AVERAGE SELLING PRICE (ASP)

Raw Bran

- Base Feedstock
- Unrefined / Animal Feed

Equine

- $350M Addressable Market[1]
- Attractive Nutritional Profile
- Proven Market Application

Companion Animal

- $730M Addressable Market[2]
- Enhanced Functionality and Palatability
- Clean Label / Allergan Free

Wellness Foods & Supplements

- $880M Addressable Market[2]
- Competitively Differentiated
- Inline with Healthy Living Trends
- Technical Functionality

VALUE ADDED

riceBran technologies

1. Persistence Market Research, Company Estimates
2. IBIS World, Company Estimates

Moving Up the Value Chain

Our diverse portfolio allows us to move customers toward more functional, nutritious and higher value products


Unlocking the value of rice bran at every step
Commodity
Value Added
Higher Quality
Specialty Ingredients
AVERAGE SELLING PRICE (ASP)
Raw Bran
• Base Feedstock
• Unrefined
• Animal Feed
Stabilized Rice Bran (SRB)
• Foundation Product
• Stabilized for Shelf Life
• Human and Animal Applications
Premium SRB
• Refined Ingredient
• Increased Functionality
• Custom Product Specifications
• Human and Animal Applications
Derivatives
• High Value Add Ingredient
• Natural Fractionation of SRB
• Conventional and Organic Options
• Higher Protein, Fiber, & Soluble Fractions
• Wide Range of Specialty Applications
VALUE ADDED

riceBran technologies

Compelling Value Propositions

Our diverse portfolio allows us to move customers toward more functional, nutritious and higher value products



Unlocking the value of rice bran at every step
Commodity
Value Added
Higher Quality
Specialty Ingredients
AVERAGE SELLING PRICE (ASP)
Raw Bran
• Low Priced Animal Feed
Stabilized Rice Bran (SRB)
• Excellent source of nutrition for human and animal consumption
• Superior shelf-life performance
Premium SRB
• Improved palatability
• Improved economics through replacement of more expensive ingredients
Derivatives
• Delivering targeted nutrition
• Improved flavor and mouthfeel for supplements
• Valuable micro-nutrient delivery
VALUE ADDED

riceBran technologies

Opportunity to Replicate Strategy in Other Small and Ancient Grains

Significant growth opportunity for MGI to provide oats and barley for a range of applications, given current capacity utilization.

Provides opportunity for RIBT to leverage capabilities with rice derived products to develop added value offerings based on these grains.

Such as:
- Ground oats as a starter material for the rapidly growing oat milk market
- Enzyme treated products to improve mouthfeel and flavor
- Oat and barley derivatives, such as beta-glucans, for human food and supplement applications

Percentage of Market for Value-added Products[1]



13%
Soybean Meal Market
6%
Oat Meal Market
4%
Rice Bran Market

Like Rice, Small and Ancient Grain Co-Product Markets are Under Developed

Global Oat Milk Market Size[2] ($ in billions)



$8.0
$6.0
$4.0
$2.0
$0.0
$4.1
9.8% CAGR
$6.5
2020
2021
2022
2023
2024
2025

1. WASDE, Company Estimates 2. Grandview Research

Competitive Landscape

While corn, wheat and soy coproduct markets are dominated by massive companies, small and ancient grains is greenfield

Corn	Small & Ancient Grains
amyris, ADM (Unlocking Nature. Enriching Life.), AGRICOR, Cargill (Helping the world thrive), PRAIRIE MILLS PRODUCTS	PRODUCERS rice mill, inc., riceBran technologies, gulf pacific

Soy	Wheat
LDC (Louis Dreyfus Company), BUNGE, Cargill (Helping the world thrive)	C-H-GUENTHER & SON, BARTLETT MILLING (A SAVAGE COMPANY), Barilla, ADM (Unlocking Nature. Enriching Life.), SUNFLOUR, GRAIN CRAFT, Italgrani USA

riceBran technologies

Rapidly Improving Financial Profile

Successful first phase of turnaround … revitalizing growth and narrowing losses

Revenues (Gross profit as a % of revenues)
$ in millions



$5.8
$8.3
$5.9
$5.2
$6.8
$8.6
-10.3%
-4.9%
-20.7%
-15.4%
-7.0%
7.8%
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Exiting 2020 with a positive revenue trend across all businesses and progressively declining gross losses

Adjusted EBITDA
$ in millions



($2.7)
($2.0)
($2.9)
($1.8)
($0.9)
($0.2)
Approaching break-even with turnaround at Golden Ridge and sustainable reductions in SG&A
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

> 100% of Gross Losses related to Golden Ridge… productivity improvements gaining traction

Balance Sheet Positioned to Improve

Transition to positive Adjusted EBITDA expected to strengthen balance sheet and provide working capital bridge to positive cash flows through factoring facility

$ in thousands	As of 3/31/2021	As of 12/31/2020	
Cash and cash equivalents	$5,418	$5,263	↑
Total current assets	$12,261	$11,340	
Total assets	**$35,078**	**$34,796**	
Total current liabilities	$7,350	$5,826	
Long-term debt, less current portion	$1,154	$3,107	↓
Total liabilities	$10,817	$11,376	
Shareholders' equity	$24,261	$23,420	
Total liabilities and shareholders' equity	**$35,078**	**$34,796**	
Net Cash (Debt)	*$1,086*	*($327)*	↑

Increase in cash driven by reduction in operating losses... further increases expected as recovery of Golden Ridge continues

$1.8M PPP loan was forgiven in January 2021... reduces debt not related to A/R factoring by 50%

riceBran technologies

Investment Highlights

A diversified specialty ingredient offering with a growing focus on organics

Large, highly-attractive TAM

$2.0B
Total Addressable Market

Diversity of products

Conventional		Organic
Rice Products • White • SRB • Brokens	Barley Products • Hulled • Pearled • Fine	Organic Grains • Oat Products • Barley • SRB
SRB Derivatives • RiSolubles • RiFiber • RiBalance	Oat Products • Groats • Quick • Flaked	SRB Derivatives • RiSolubles • RiFiber • RiBalance

On-trend healthy living applications

NON GMO Project VERIFIED nongmoproject.org
ALLERGEN FREE
Certified GF Gluten-Free
VEGAN FRIENDLY

- Human nutrition
- Nutraceuticals
- Pet care
- Animal feed

Scaling Business and Nearing a Critical Financial Inflection Point

Adjusted EBITDA
$ in millions



($2.7)
($2.0)
($2.9)
($1.8)
($0.9)
($0.2)
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Stable Operating Portfolio with Strategically Located Asset Base



Proprietary stabilization, fractionation and milling processes

riceBran technologies
MGI GRAIN
GOLDEN RIDGE RICE MILLS, INC.

riceBran technologies